EXHIBIT 99.2

Access Data Consulting Corporation

FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

1

ACCESS DATA CONSULTING CORPORATION
BALANCE SHEET
September 30, 2015 and December 31, 2014
(Unaudited)

	September 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$4,535,716	$2,540,689
Receivable for lawsuit settlement	162,791	-
Trade accounts receivable, net of allowance for doubtful accounts of $0	3,013,746	3,890,971
Prepaid and other current assets	34,061	40,396

Total current assets	7,746,314	6,472,056
Property and equipment:
Equipment	60,681	54,739
Furniture and fixtures	52,405	52,405
Software	8,377	8,377

	121,463	115,521
Less accumulated depreciation	(90,630)	(84,241)

Net property and equipment	30,833	31,280

Receivable for lawsuit settlement	64,993	-
Deposits and other assets	18,085	18,085

Total assets	$7,860,225	$6,521,421

2

ACCESS DATA CONSULTING CORPORATION
BALANCE SHEET
September 30, 2015 and December 31, 2014
(Unaudited)
	September 30, 2015	December 31, 2014
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$719,666	$397,981
Accrued salaries	278,302	285,855
Other accrued expenses	358,062	22,240

Total current liabilities	1,356,030	706,076

Commitments and contingencies (Notes 2, 3 and 4)

Stockholders' equity:
Preferred stock, no par value, 100,000 shares authorized, none issued and outstanding	-	-
Common stock, no par value, 100,000 shares authorized, 75,000 shares issued and outstanding	128,427	128,427
Retained earnings	6,375,768	5,686,918

Total stockholders' equity	6,504,195	5,815,345

Total liabilities and stockholders' equity	$7,860,225	$6,521,421

3

ACCESS DATA CONSULTING CORPORATION
STATEMENT OF INCOME AND RETAINED EARNINGS
For the Nine Months Ended September 30, 2015 and 2014
(Unaudited)

	2015	2014

Revenue	$14,183,254	$16,149,339

Operating expenses:
Compensation and benefits	7,821,224	9,548,762
Consulting contract wages	4,729,515	4,162,818
General and administrative	483,997	534,846

Total operating expenses	13,034,736	14,246,426

Net operating income	1,148,518	1,902,913

Other income/(expense):
Interest income	8,332	1,096
Litigation settlement	350,000	-
Gain (loss) on sale of marketable securities	-	(260)

Total other income/(expense)	358,332	836

Net income	1,506,850	1,903,749

Retained earnings beginning of period	5,686,918	6,660,030

Distributions	(818,000)	(3,482,000)

Retained earnings end of period	$6,375,768	$5,081,779

4

ACCESS DATA CONSULTING CORPORATION
STATEMENT OF CASH FLOWS
For the Nine Months Ended September 30, 2015 and 2014
(Unaudited)

	2015	2014

Cash flows from operating activities:
Net income	$1,506,850	$1,903,749
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,389	6,221
Changes in assets and liabilities:
Receivable for lawsuit settlement	(227,784)	-
Trade accounts receivable	877,225	79,210
Prepaid and other current assets	6,335	59,580
Accounts payable	321,685	(115,022)
Accrued expenses	328,269	(10,188)

Net cash provided by operating activities	2,818,969	1,923,550

Cash flows from investing activities:
Acquisition of property, equipment and software	(5,942)	(3,462)

Net cash used in investing activities	(5,942)	(3,462)

Cash flows from financing activities:
Distributions	(818,000)	(3,482,000)

Net cash used in financing activities	(818,000)	(3,482,000)

Net increase (decrease) in cash and cash equivalents	1,995,027	(1,561,912)

Cash and cash equivalents beginning of period	2,540,689	4,150,248

Cash and cash equivalents end of period	$4,535,716	$2,588,336

Supplemental disclosure of cash paid for:
Interest	$-	$-

5

Access Data Consulting Corporation

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2015 and 2014

1. Organization and summary of significant accounting policies

Organization:

Access Data Consulting Corporation ("the Company") was incorporated in Colorado on November 18, 1988 for the purpose of providing information technology and staff augmentation services. The Company's services are utilized for the creation and implementation of software specific to its clients' needs. The Company's primary target markets include telecommunications, financial services, governmental and healthcare companies primarily in Colorado.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents:

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts receivable:

The Company calculates the allowance for doubtful accounts based on specific identification of uncollectible accounts. In prior years, write-offs have not been significant. As of September 30, 2015 and 2014, the Company's accounts receivable balances in excess of 90 days past due amounted to $21,659 and $3,290, respectively.

Property and equipment:

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets as follows:

Equipment	five to ten years

Furniture	and fixtures seven to ten years

Software	three years

Leasehold improvements	lease term

The costs of normal repairs and maintenance are charged to expense as incurred, while substantial renewals which prolong the useful life of the asset are capitalized. Depreciation charged to expense amounted to $6,389 and $6,221 for the periods ended September 30, 2015 and 2014, respectively.

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Access Data Consulting Corporation

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2015 and 2014

1. Organization and summary of significant accounting policies (continued)

Investments in marketable securities:

Gains and losses on the sale of marketable securities are recorded on a trade-date basis. All securities held are considered trading securities.

Income taxes:

The Company's stockholders' have elected for the Company to be taxed as an "S Corporation" as provided by the Internal Revenue Code. In general, the corporate income or loss of an S Corporation is allocated to the stockholders for inclusion in their personal federal income tax returns. As the Company has been an "S" corporation since inception, there are no built-in gains tax issues and therefore no uncertain tax positions.

The Company is no longer subject to U.S. Federal income tax examinations for years prior to 2011. The Company is no longer subject to state income tax examinations for years prior to 2010.

Advertising costs:

All costs related to marketing and advertising are expensed in the period incurred. The Company incurred $3,256 and $8,525 in advertising costs for the periods ended September 30, 2015 and 2014, respectively.

Revenue recognition:

Revenue generated from development and consulting services, other than that related to fixed-price contracts, is recognized at the time the service is performed.

Revenue from development and consulting services performed under fixed-price contracts is recognized on a percentage-of-completion basis. Revenue from these contracts is recognized in the proportion that costs incurred bear to total estimated costs at completion. Anticipated losses on fixed-price contracts are recognized in the period when the loss becomes evident.

Stock-based compensation:

The Company has adopted the provisions of Accounting and Disclosure of Stock-based Compensation for its employee stock compensation arrangements. Compensation expense is recognized when stock options are granted. During the periods ended September 30, 2015 and 2014, the Company did not recognize any equity compensation expense as no options were granted or outstanding.

7

Access Data Consulting Corporation

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2015 and 2014

1. Organization and summary of significant accounting policies (continued)

Concentration of credit risk:

Financial instruments which potentially subject the Company to credit risk consist principally of trade receivables and cash. The Company places its cash with a high quality financial institution. At September 30, 2015 and 2014, and at various times during the periods ended September 30, 2015 and 2014, the balance exceeded the FDIC limits.

The Company has substantial business relationships with a few large customers. During the periods ended September 30, 2015 and 2014, the following companies accounted for 10% or more of the Company's revenue:

	2015	2014

Customer A	26.3%	43.8%
Customer B	22.8%	16.0%
Customer C	*	11.8%
Customer D	14.6%	*

The following companies accounted for 10% or more of the Company's accounts receivable at September 30, 2015 and 2014:

	2015	2014

Customer A	17.0%	44.4%
Customer B	34.4%	19.6%

* less than 10%

8

Access Data Consulting Corporation

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2015 and 2014

2. Leases

At September 30, 2015, the Company had commitments under non-cancelable operating lease agreements for office space in Greenwood Village, Colorado and Colorado Springs, Colorado. In connection with the lease agreements, the Company has security deposits with the lessors totaling $17,851.

Future minimum rental commitments due under the leases are as follows:

For the period ending September 30,
2016	$140,390
2017	143,170
2018	145,950
2019	148,730
2020	75,060

Total future minimum rentals	$653,300

9

Access Data Consulting Corporation

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2015 and 2014

2. Leases (continued)

Rent expense under operating lease agreements for the periods ended September 30, 2015 and 2014 amounted to $123,337 and $73,208, respectively.

3. Employee savings plan

Beginning in 1999, the Company has maintained a 401(k) retirement savings plan ("the Plan") pursuant to which eligible employees may defer compensation for income tax purposes. Participation in the Plan is available to full-time employees who meet eligibility requirements. Eligible employees may contribute up to 90% of their base salary, subject to certain limitations. Company discretionary matching contributions to the Plan may be made as described in the Plan documents. For the periods ended September 30, 2015 and 2014, respectively, the Company contributed $65,595 and $73,827 to the Plan, of which $0 and $2,290 were contributed out of existing forfeiture balances in the Plan.

4. Subsequent events

During October 2015, the Company made distributions to its owners totaling $4,275,774.

On October 4, 2015, the Company's shareholders entered into a stock sale agreement with General Employment Enterprises, Inc. ("GEE"). Pursuant to the terms of the agreement, the Company's shareholders sold 100% of the outstanding stock of the Company for $13,000,000 plus or minus a net working capital adjustment, as defined in the agreement. At closing the shareholders received $7,000,000 in cash, a $3,000,000 note, $2,000,000 in common stock of GEE and $1,000,000 to be paid in cash in 90 days. An additional $2,000,000 earnout payment may be received upon the satisfaction of certain earnout provisions for the fiscal year ended September 30, 2016.

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